UNITED STATES

                       SECURITITES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2003


                         Broadway Financial Corporation
             (Exact name of registrant as specified in its charter)

                               Delaware 95-4547287
           (State of Incorporation) (IRS Employer Identification No.)

             4800 Wilshire Boulevard, Los Angeles, California 90010
                    (Address of Principal Executive Offices)

                                 (323) 634-1700
                (Issuer's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 7.   Exhibits

          (c) Exhibit 99.1

          Copy of Press Release on earnings for the quarter ended June 30, 2003.


Item 12.  Results of Operations and Financial Condition

     On July 29, 2003, Broadway Financial Corporation issued a Press Release on earnings for the quarter ended June 30, 2003. A copy of the Press Release is attached as Exhibit 99.1.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BROADWAY FINANCIAL CORPORATION
                                        (Registrant)


Date:  August 13, 2003

                                         /s/ Alvin D. Kang
                                        ---------------------------------------
                                        (Signature)

                                        Name:  Alvin D. Kang
                                               Chief Financial Officer



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                                 EXHIBIT INDEX


        Exhibit No.                 Exhibit               Page No.
        -----------                 -------               --------
           99.1                  Press Release                4



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News Release


FOR IMMEDIATE RELEASE             Contact:      Paul C. Hudson
                                                President/CEO
                                                Alvin D. Kang, CFO
                                               (323) 634-1700
                                                www.broadwayfed.com

       Broadway Financial Corporation Reports 11% Increase in Net Earnings

LOS ANGELES, CA - (BUSINESS WIRE) - July 29, 2003 - Broadway Financial Corporation (the "Company") (NASDAQ Small-Cap: BYFC), the holding company of Broadway Federal Bank, f.s.b. (the "Bank"), today reported net earnings of $356,000 and $720,000 or $0.18 and $0.36 per diluted share for the three and six months ended June 30, 2003, compared to $322,000 and $648,000, or $0.18 and $0.35 per diluted share, respectively for the three and six months ended June 30, 2002. Compared to 2002, second quarter earnings increased 10.56% and net earnings for the six months increased 11.11%.

President Paul C. Hudson stated, "We improved net interest income by increasing interest-earning assets, which offset margin compression and accelerated loan prepayments. Going forward management continues to be focused on growing net loan originations."

Net Earnings

The increase in net earnings in 2003 over 2002 was primarily attributable to the increase in net interest income and non-interest income, offset by an increase in non-interest expense. Net interest income after provision for loan losses increased $92,000 and $163,000, or 4.59% and 4.09%, respectively, for the three and six months ended June 30, 2003 compared to the same periods in 2002. Non-interest income increased $125,000 and $178,000, or 56.56% and 38.95%, respectively, for the three and six months ended June 30, 2003 compared to the same periods in 2002. Non-interest expense increased $168,000 and $251,000, or 9.92% and 7.47%, respectively, for the three and six months ended June 30, 2003 compared to the same periods in 2002.

Net Interest Income

Net interest income after provision for loan losses increased to $2,097,000 and $4,152,000 for the three and six months ended June 30, 2003, from $2,005,000 and $3,989,000 for the same periods in 2002. A six month rate/volume analysis indicates that the $163,000 increase in net interest income in 2003 over 2002 was primarily attributable to the impact of the growth in average interest-earning assets of $33.8 million, or 19.71%, and interest-bearing liabilities of $30.9 million, or 19.08%, which resulted in an increase in net interest income of $731,000 (volume impact), offset by the impact of a decrease in the net interest rate spread of 58 basis points, which resulted in a decrease in net interest income of $568,000 (rate impact).


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

Loan originations were $6.6 million and $19.0 million for the three and six months ended June 30, 2003 compared to $8.3 million and $13.4 million for the same periods in 2002. Loan purchases totaled $14.2 million in the first quarter of 2003. No loans were purchased in the 2002 periods or in the second quarter of 2003. Mortgage-backed securities ("MBS") purchases were $10.0 million and $12.0 million for the three and six months ended June 30, 2003 compared to $4.0 million for the second quarter of 2002. Loan prepayments amounted to $14.4 million and $23.1 million for the three and six months ended June 30, 2003 compared to $8.0 million and $15.0 million for the same periods in 2002. Management anticipates that prepayments will continue at a comparable rate in the current low rate environment, and is focused on increasing lending volume and continuing purchases of loans and MBSs.

Interest-bearing liabilities increased $900,000 during the second quarter of 2003 and such increase was primarily attributable to the net effect of a decrease in deposits of $6.0 million and an increase in FHLB advances of $6.9 million. For the six months ended June 30, 2003, interest-bearing liabilities increased $10.8 million, resulting from a $7.4 million increase in deposits and a $3.4 million increase in FHLB advances.

The net interest rate spread for the three and six months ended June 30, 2003 was 3.88% and 3.93%, respectively, compared to 4.52% and 4.51%, respectively, for the same periods in 2002. The 64 and 58 basis point decrease in spread was attributable to the fact that the weighted average yield on the loan portfolio declined more than the weighted average cost of funds on interest-bearing liabilities. The yield on interest-earning assets declined 139 and 135 basis points to 5.81% and 5.95%, respectively, for the three and six months ended June 30, 2003 from 7.20% and 7.30%, respectively, for first the same periods in 2002. The weighted average cost of funds declined to 1.93% and 2.02%, respectively, for the three and six months ended June 30, 2003 compared to 2.68% and 2.80% for the same periods in 2002. The primary spread (weighted average interest rate on loans minus weighted average interest rate on deposits) at June 30, 2003 was 4.88% compared to 5.36% at June 30, 2002.

Non-interest Income

Total non-interest income increased to $346,000 and $635,000 for the three and six months ended June 30, 2003, from $221,000 and $457,000 for the same periods in 2002. The $125,000 increase for the second quarter was primarily attributable to an increase in service charges.

Non-interest Expense

Total non-interest expense increased to $1,861,000 and $3,610,000 for the three and six months ended June 30, 2003, from $1,693,000 and $3,359,000 for the same periods in 2002. The $168,000 increase in the second quarter from 2002 to 2003 was primarily attributable to an increase in compensation and benefits costs.

Loans Receivable, Net

Loans receivable, net increased $12.8 million, or 9.2%, to $152.9 million at June 30, 2003 from $140.1 million at December 31, 2002. During February 2003, the Bank purchased $14.2 million of adjustable rate mortgage loans having an initial fixed rate period ("hybrid ARMs"). This purchase of hybrid ARMs, along with loan originations, offset the combined negative effect of a decline in the yield on the loan portfolio and the continuing high level of loan prepayments.

The allowance for loan losses as a percentage of total loans was 0.90% at June 30, 2003 compared to 0.98% at December 31, 2002 and 1.11% at June 30, 2002. The Bank's non-performing assets to total assets ratio improved to 0.04 % at June 30, 2003 compared to 0.07% at December 31, 2002 and 0.53% at June 30, 2002. At
June 30, 2003, the Bank had no loans in foreclosure or REO (real estate owned) properties.

Deposits

Total deposits increased $7.4 million, or 4.73%, to $163.5 million from $156.1 million at December 31, 2002. Core deposits (NOW, demand, money market and passbook accounts) increased by $2.1 million during the second quarter of 2003. At June 30, 2003 core deposits represented 44.6% of total deposits, compared to 40.4% at December 31, 2002, and 40.0% at June 30, 2002.

Performance Ratios

For the three months ended June 30, 2003, the Company's return on average equity declined slightly to 8.03% compared to 8.51% for the same period in 2002. The return on average assets also declined slightly to 0.65% for the three months ended June 30, 2003 compared to 0.72% for the same period in 2002. The ratio of non-interest expense to average assets improved to 3.41% for the three months ended June 30, 2003 compared to 3.76% for the same period in 2002. The efficiency ratio (total non-interest expense divided by the sum of net interest income before provision for loan losses and non-interest income) also increased slightly to 76.18% in second quarter 2003 compared to 76.06% in second quarter 2002.

Forward Looking Statements

Certain matters discussed in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations regarding the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, and statements regarding strategic objectives. These forward-looking statements are based upon current management expectations, and involve risks and uncertainties. Actual results of performance may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, the real estate market, competitive conditions in the business and geographic areas in which the Company conducts its business, regulatory actions or changes and other risks detailed in the Company's reports filed with the Securities Exchange Commission, including the Company's Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB.


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

About us

Broadway Federal Bank, f.s.b. is a community-oriented savings bank, which primarily originates residential mortgage loans and conducts funds acquisition in the geographic areas known as Mid-City and South Los Angeles. The Bank operates four full service branches, three in the city of Los Angeles, and one located in the nearby city of Inglewood, California. At June 30, 2003, the Bank met the capital requirements necessary to be deemed "well capitalized" for regulatory capital purposes.

Shareholders, analysts and others seeking information about the Company are invited to write to: Broadway Financial Corporation, Investor Relations, 4800 Wilshire Blvd., Los Angeles, CA 90010, or visit our website at www.broadwayfed.com.


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



                         BROADWAY FINANCIAL CORPORATION
                                AND SUBSIDIARIES
                           Consolidated Balance Sheets
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)

                                                                    June 30,   December 31,
                                                                     2003         2002
Assets:

Cash                                                               $  3,516    $   3,859
Fed funds sold                                                        1,600        1,500
Interest bearing deposits                                                 -        1,028
Investment securities held to maturity                                2,000        2,000
Investment securities available for sale                              2,000        5,007
Mortgage-backed securities held to maturity                           8,446       10,843
Mortgage-backed securities available for sale                        36,276       27,697
Loans receivable, net                                               152,911      140,085
Loans receivable held for sale, at lower of
   cost or fair value                                                   142        3,770
Accrued interest receivable                                           1,408          995
Investments in capital stock of Federal
   Home Loan Bank, at cost                                            1,657        1,561
Office properties and equipment, net                                  5,751        5,811
Other assets                                                            786          750

Total assets                                                      $ 216,493    $ 204,906

Liabilities and stockholders' equity

Deposits                                                          $ 163,532    $ 156,148
Advances from Federal Home Loan Bank                                 32,130       28,724
Advance payments by borrowers for taxes and insurance                   244          311
Deferred income taxes                                                 1,085          931
Other liabilities                                                     1,697        1,871

Total liabilities                                                   198,688      187,985

Stockholders' Equity:
   Preferred  non-convertible, non-cumulative, and
     non-voting stock, $.01 par value, authorized
     1,000,000 shares; issued and outstanding 55,199
     shares at June 30, 2003 and December 31, 2002                        2            2
   Common stock, $.01 par value, authorized 3,000,000
     shares; issued and outstanding 1,819,934 shares
     at June 30, 2003 and 1,815,294 shares at
     December 31, 2002                                                   10           10
   Additional paid-in capital                                        10,528       10,512
     Accumulated other comprehensive gain, net of taxes                 307           57
   Retained earnings-substantially restricted                         7,552        7,005
   Treasury stock-at cost, 49,008 shares at June 30, 2003
     and 53,648 shares at December 31, 2002                            (475)        (520)
   Unearned Employee Stock Ownership Plan shares                       (119)        (145)

Total stockholders' equity                                           17,805       16,921

Total liabilities and stockholders'  equity                       $ 216,493    $ 204,906

                         BROADWAY FINANCIAL CORPORATION
                                AND SUBSIDIARIES
                      Consolidated Statements of Operations
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)


                                                             Three Months Ended        Six Months Ended
                                                              June 30, 2003              June 30, 2003

                                                             2003        2002          2003          2002

Interest on loans receivable                               $2,569       $2,752       $5,113         $5,576
Interest on investment securities held to maturity                          40           58             89
Interest on investment securities available for sale                        50           45             90
Interest on mortgage-backed securities                                     202          808            404
Other interest income                                          37           49           75             94

Total interest income                                       3,047        3,093        6,099          6,253


Interest on deposits                                          764          966        1,585          2,013
Interest on borrowings                                        186          122          362            251

Total interest expense                                        950        1,088        1,947          2,264

Net interest income before provision for loan losses                     2,005        4,152          3,989

Provision for loan losses                                       -            -            -              -

Net interest income after provision for loan losses                      2,005        4,152          3,989

Non-interest income:
     Service charges                                          331          206          601            432
     Gain on loans receivable held for sale                                  1           18              -
     Other                                                     10           14           16             25
Total non-interest income                                     346          221          635            457

Non-interest expense:
     Compensation and benefits                              1,020          876        1,934          1,804
     Occupancy expense, net                                   251          272          509            513
     Information services                                     126          145          256            279
     Professional services                                    107          106          268            199
     Office services and supplies                             108           94          210            173
     Other                                                    249          200          433            391
Total non-interest expense                                  1,861        1,693        3,610          3,359

Earnings before income taxes                                  582          533        1,177          1,087

Income taxes                                                  226          211          457            439

Net earnings                                               $  356       $  322 $     $  720         $  648

Other comprehensive income:
  Unrealized gain on securities available for sale         $  387       $   47 $     $  404         $   37
  Income tax expense                                         (153)         (20)        (154)           (15)
Other comprehensive income                                    234           27          250             22

Comprehensive earnings                                     $  590 $     $  349 $     $  970         $  670

Net earnings                                               $  356 $     $  322 $     $  720         $  648
Dividends paid on preferred stock                             (19)          (7)         (38)           (14)

earnings available to common shar$holders                  $  337       $  315 $     $  682         $  634

Earnings per share-basic                                   $ 0.19       $ 0.18       $ 0.38         $ 0.36
Earnings per share-diluted                                 $ 0.18       $ 0.18       $ 0.36         $ 0.35
Dividend declared per share-common stock                   $ 0.04       $ 0.03       $ 0.08         $ 0.05
Basic weighted average shares outstanding               1,794,153    1,780,568    1,790,925      1,781,444
Diluted weighted average shares outstanding             1,889,539    1,805,716    1,884,063      1,804,154

                         BROADWAY FINANCIAL CORPORATION
                                AND SUBSIDIARIES
                            Selected Ratios and Data
                             (Dollars in thousands)


                                                  As of June 30,          Well-Capitalized
                                               2003           2002           Requirement

Broadway Federal Bank, f.s.b.
Regulatory Capital Ratios:

   Tangible capital                               7.52%          7.52%         5.00%
   Core capital                                   7.52%          7.52%         6.00%
   Total Risk-Based Capital                      14.02%         12.68%        10.00%

Asset Quality Ratios and Data:

   Non-performing loans as a percentage
      of total  gross loans                       0.05%          0.59%

   Non-performing assets as a percentage
      of total assets                             0.04%          0.53%

   Allowance for loan losses as a percentage
      of total gross loans                        0.92%          1.11%

   Allowance for loan losses as a percentage
      of non-performing loans                  1786.25%        187.02%

   Allowance for losses as a percentage
      of non-performing assets                 1786.25%        165.89%


Non-performing assets:

   Non-accrual loans                            $    80        $   840
   Real estate acquired through foreclosure           -            107
      Total non-performing assets               $    80        $   947


                                                  Three Months Ended            Six Months Ended
                                                       June 30,                     June 30,
                                                  2003           2002          2003           2002
Performance Ratios:
   Return on average assets                       0.65%          0.72%         0.67%           0.72%
   Return on average equity                       8.03%          8.51%         8.31%           8.62%
   Average equity to average assets               8.12%          8.41%         8.12%           8.38%
   Non-interest expense to average assets         3.41%          3.76%         3.38%           3.74%
   Efficiency ratio                              76.18%         76.06%        75.41%          75.55%
   Net interest rate spread (1)                   3.88%          4.52%         3.93%           4.51%
   Effective net interest rate spread (2)         4.00%          4.67%         4.05%           4.66%

(1)  Net interest rate spread  represents  the  difference  between the yield on
     average   interest-earning   assets   and  the  cost  of   interest-bearing
     liabilities before provision for loan losses.

(2) Effective net interest rate spread represents net interest income before provision for loan losses as a percentage of average interest-earning assets.

                         BROADWAY FINANCIAL CORPORATION
                                AND SUBSIDIARIES
                                  Selected Data
                             (Dollars in thousands)



                                                Three Months Ended           Six Months Ended
                                                   June 30,                      June 30,
                                               2003           2002          2003           2002

 Average assets                             $ 218,376      $ 180,025     $ 213,434       $ 179,528
 Average loans                              $ 154,259      $ 139,379     $ 150,470       $ 139,461
 Average equity                             $  17,741      $  15,139     $  17,334       $  15,037
 Average interest-earning assets            $ 209,901      $ 171,852     $ 205,016       $ 171,255
 Average interest-bearing liabilities       $ 196,910      $ 162,271     $ 192,763       $ 161,880
 Non-accrual loans                          $      80      $     840     $      80       $     840
 REO, net                                   $     -        $     107     $     -         $     107
 ALLL                                       $   1,429      $   1,571     $   1,429       $   1,571
 REO-Allowance                              $     -        $     -       $     -         $     -














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